UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  February 26, 2010

Timberland Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-2333	91-1863696
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

624 Simpson Avenue
Hoquiam, Washington  98550
(Address of principal executive offices and zip code)

(360) 533-4747
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountants

(a) On February 25, 2010, the Audit Committee of the Board of Directors of Timberland Bancorp, Inc., (“Company”) notified McGladrey & Pullen, LLP of its decision to dismiss McGladrey & Pullen, LLP as the Company's independent registered public accounting firm. The decision to change certifying accountants was approved by the Audit Committee of the Board of Directors on February 23, 2010.

During the two fiscal years ended September 30, 2008 and 2009, and the subsequent interim period through February 23, 2010, there were no: (1) disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

McGladrey & Pullen, LLP’s Report of Independent Registered Public Accounting Firm on the consolidated financial statements of Timberland Bancorp, Inc., and Subsidiary as of and for the years ended September 30, 2009 and 2008, which included the audit report of McGladrey & Pullen, LLP on management's assessment of the effectiveness of internal control over financial reporting for those periods, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Timberland Bancorp, Inc., has requested that McGladrey & Pullen, LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which they do not agree. That letter will be filed as an exhibit to an amendment to this Form 8-K once it is received.

(b)           On February 23, 2010, the Audit Committee engaged the firm of Delap LLP as independent certified public accountants of the Company and its subsidiaries for the fiscal year ending September 30, 2010.  The Company did not engage Delap LLP during the fiscal years ended September 30, 2009 and September 30, 2008 or during any subsequent interim period prior to February 23, 2010 as either its principal accountant or an independent accountant.  Additionally, the Company did not consult with the newly engaged accountant during the fiscal years ended September 30, 2009 and September 30, 2008 or during any subsequent interim period prior to February 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TIMBERLAND BANCORP, INC.

Date: February 26, 2010	By: /s/ Michael R. Sand
Michael R. Sand
President and Chief Executive Officer